Exhibit 99.1

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[LOGO]

Investor / Analyst Day

Charles Prince
Chief Executive Officer

December 16, 2005

2005 Review

Strategic	• Sold Life Insurance & Annuities
• Asset Management / Legg Mason transaction
• Restructured U.S. Consumer
• Expanded distribution
• Enhanced product capability

Management	• Elevated new generation of senior managers

Capital	• Repurchased $8.4B of stock

Legal/Regulatory	• Resolved several pending matters

Internal Infrastructure	• Changed performance evaluation and reward structure
• Enhanced internal controls

[LOGO]

2

Who We Are

4                 Simple Objectives

Provide financial products and services that:

•                  Improve the lives of our customers

•                  Help businesses strengthen and grow

•                  Support community development

•                  Achieve strong growth and returns for our shareholders

3

Most Global Presence

[GRAPHIC]

4

Broadest Distribution

[GRAPHIC]

5

Most Valuable Brand

[LOGO]	• Ranked #1 brand in Financial Services

• 12th Overall

Source: 2005 Interbrand top 100 brand study.

6

Unmatched Scale and Efficiency

Highest Revenues and Net Income

Industry Leading Margins

Largest Capital Base

7

Product Breadth

Serving a Full Customer Spectrum

[LOGO]	[GRAPHIC]	[LOGO]

Broadest Distribution	Convenience and Access Customized Solutions	Best-in-Class Products/Open Architecture

8

Competitive Advantages

Most Global Presence

Broadest Distribution

Most Valuable Brand

Unmatched Scale and Efficiency

Product Breadth

9

The Opportunity Ahead

Global GDP 2004: $41 Tr

[CHART]

Source: Global Insight.

Citigroup 2004 Net Income (1),(2)

[CHART]

(1)          Net income from Continuing Operations excluding Corporate/Other and Alternative Investments.

(2)          Excludes $4.95B after-tax charge for WorldCom settlement / increased litigation reserves recorded in North America, and $756MM after-tax gain on sale of Samba Financial Group recorded 100% in EMEA.

(3)          Includes Canada.

10

The Opportunity Ahead

International Markets

Revenue Market Size

[CHART]

2004
Market Share

Citigroup	2.2%

Wealth Mgmt.	0.9%

Corporate	2.2%

Consumer	2.5%

Regional Market Share

[CHART]

2004
Market Share

EMEA	1.5%

Asia	2.8%

Japan	2.2%

LatAm	3.1%

Mexico	24.6%

Large Market Size, Low Market Share

Source: Citigroup Estimates.

11

U.S. Market

Consumer

Revenue Market Size ($B)

[CHART]

2004
Market Share

Consumer Finance	7.8%

Cards	17.2%

Retail Bank	2.0%

Corporate & Investment Banking

•                  Continued expansion of product capability

•                  Target market expansion

Wealth Management

•                  Favorable demographics

•                  Client desire for account consolidation

Leveraging Product Strength to Deepen Client Relationships

Source: Citigroup Estimates.

12

Five Strategic Initiatives

1 - Expanding International Distribution

New Retail Bank Branches

[CHART]

New Consumer Finance Distribution

[CHART]

Corporate and Investment Banking

•                  Expanding Equities platform

•                  Expanding coverage of local and regional companies

•                  Infrastructure projects

Wealth Management

•                  Adding Private Bank on-shore offices and bankers

•                  U.K., Brazil, India, China

•                  Expanding Citigroup Wealth Advisors

13

2 - Expanding U.S. Distribution

[CHART]

14

New Retail Bank Branches

[CHART]

New Consumer Finance Branches

[CHART]

15

Corporate and Investment Banking

•                  National Corporate Bank
National Investment Bank

•                  Target over 300 new middle market corporate clients

•                  Expanding electronic distribution

•                  GTS distribution expansion

•                  Reaching new customers through correspondent banks:

•                  CitiDirect

•                  WorldLink

Wealth Management

•                  Private Bank

•                  Expanding team of private bankers

•                  Smith Barney

•                  Investing in training and technology

16

3 - Transferring Expertise

Leveraging Skills across Businesses and Countries

Products /	Operations &	Decision	Credit / Risk
Marketing	Technology	Management	Management

17

4 - Investing in Technology and People

Improved Customer Experience

Consolidation

Standardization

Training and Development

18

5 - Allocating Capital

•                  Rigorous capital allocation process

•                  Capital uses:

•                  Organic growth

•                  Acquisitions

•                  Dividends

•                  Buybacks

•                  Maximizing long-term shareholder returns

19

What You Should Expect From Citigroup

•                  Execute on strategic initiatives

•                  Sustained investment spending

•                  Targeted acquisitions

•                  Continued expense discipline

[GRAPHIC]

•                  Strong returns on capital

•                  Near-term continued share buybacks

•                  Long-term revenue and earnings growth

20

Summary

•                  Mix shift - increasing international

•                  Sustained effort to organically build out distribution

•                  Continue to invest in product capability

•                  Breaking down silos and driving a more integrated approach to customer relationships, products and technology

•                  Allocating capital to maximize returns for shareholders

21

Certain statements in this document are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act.  These statements are based on management’s current expectations and are subject to uncertainty and changes in circumstances.  Actual results may differ materially from those included in these statements due to a variety of factors.  More information about these factors is contained in Citigroup’s filings with the Securities and Exchange Commission.